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                                                                   EXHIBIT 10.1






                        CORNERSTONE NATURAL GAS, INC.
                       1993 LONG-TERM INCENTIVE PLAN

Section 1.  Purpose

The purposes of the Cornerstone Natural Gas, Inc. 1993 Long-Term Incentive Plan (the "Plan") are to promote the interests of the Company and its stockholders by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

Section 2.  Definitions

"Act" shall mean the Securities Exchange Act of 1934, as amended.

"Affiliates" shall mean (a) any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if each of the corporations, other than the Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain

"Agreement" shall mean the written agreement between the Company and a Participant evidencing the Option granted by the Company and the understanding of the parties with respect thereto.

"Award" shall mean a grant or award under Section 6 through 10, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided on Section 11(b).

"Board of Directors" shall mean the Board of Directors of the Company.

"Change in Control" shall be deemed to have occurred if (i) any person(s) (as such term is used in Sections 13(d) and 14(d)2 of the Act) or parties other than the current stockholders as of the date the Plan is approved becomes the beneficial owner (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (ii) the stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets or plan of liquidation.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation Committee of the Board of Directors. The committee shall be made up of at least two outside directors, and only outside directors may serve on the Committee. The outside director cannot be a former officer of the Company or a former employee receiving deferred compensation. The director cannot be an employee or 5% stockholder of another company that receives more than 5% of its gross receipts or $60,000 worth of business from the Company, whichever is less.

"Common Stock" or "Stock" shall mean the common stock $0.10 par value per share of the Company.



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"Company" shall mean Cornerstone Natural Gas, Inc., a Delaware corporation.

"Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

"Eligible Individuals" shall mean (a) key employees, including officers and directors who are also employees of the Company or of any of its Affiliates,
(b) nonemployee directors or officers of the Company or of any of its Affiliates and (c) non-employee consultants and advisors who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. Notwithstanding the foregoing provisions of this paragraph, to ensure that the requirements of Section 3(a)(i) are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Options or options or stock appreciation rights or allocations of stock under any plan of the Company or its Affiliates (as such terms are used in subsection (d)(3) of Rule 16b-3 promulgated under the Act); provided, however, that the Board of Directors may at any time determine that any individual who has been so excluded from eligibility shall become eligible for grants of Options and grants of such options or stock appreciation rights or allocations of stock under any plans of the Company and its Affiliates.

"Employee" shall mean any key employee of the Employer.

"Employer" shall mean the Company and any Subsidiary or Affiliate.

"Fair Market Value" shall mean the closing price of the Common Stock on the date in question, or, if the Common Stock has not been traded on such date, the closing price on the first day prior thereto on which the Common Stock was so traded.

"Fiscal Year" shall mean the fiscal year of the Company.

"Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

"Non-Stock Based Incentive Compensation" refers to incentive compensation whose value is not based in whole or in part on the value of Common Stock.

"Nonqualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

"Participant" shall mean an individual who is selected by the Committee to receive an Award under the Plan.

"Payment Value" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8 (c)(1) with respect to the applicable Performance Cycle.

"Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.


"Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently



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awarded for such Cycle are earned.

"Performance Share" shall mean an award granted pursuant to Section 8 of the Plan expressed as a share of Common Stock.

"Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

"Restricted Stock Unit" shall mean a fixed or variable dollar denominated unit contingently awarded under Section 9 of the Plan.

"Stock Appreciation Right" shall mean a right granted under Section 7.

"Stock Unit Award" shall mean an award of Common Stock or units granted under
Section 10.

"Subsidiary" shall mean any business entity in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

Section 3.  Administration

(a)   Committee

The Plan shall be administered by the Committee. The Committee shall consist of not less than two individuals. All members of the Committee shall be

      (1)   directors of the Company; and

      (2) "disinterested persons," as defined in Rule 16b-3(c)(2)(i) promulgated under the Act; and in such event members of the Committee shall not be eligible to receive Options or any equity securities under any plan of the Company or its Affiliates (except as specifically allowed by Rules 16(b)-3(c)(2)(i)(A)-(D) promulgated under the Act) within one (1) year prior to their appointment to the Committee or while they are serving as members of the Committee; provided, however, that this subparagraph incorporates and its restrictions shall be deemed to be modified according to any changes to Rule 16b-3 promulgated under the Act.

(b)   Duration, Removal, Etc.

The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board of Directors.

(c)   Meetings and Actions of Committee

The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the bylaws of the Company as it may deem advisable.



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(d)   Committee's Powers

Subject to the express provisions hereof, the Committee shall have the authority, in its sole and absolute discretion, (1) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (2) to determine the terms and provisions of the respective Agreements and Awards (which need not be identical), including provisions defining or otherwise relating to (i) subject to Section 6 of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Common Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (3) to accelerate the time of exercisability of any Option that has been granted; (4) to construe the terms of any Agreement and Award and the Plan; and (5) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement or Award in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Paragraph 3(d); such determinations shall be final, binding and conclusive.

(e)   No Liability for Good Faith Determinations

Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

Section 4.  Eligibility

All Eligible Individuals are eligible to be Participants in the Plan. Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Incentive Stock Option hereunder unless he is an employee of the Company or an Affiliate, nor shall a person be eligible to receive an Incentive Stock Option hereunder if he, at the time such Option is granted, would own (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of an Affiliate unless at the time such Incentive Stock Option is granted the exercise price per share of Stock is at least one hundred and ten percent (110%) of the Fair Market Value of each share of Stock to which the Incentive Stock Option relates and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date it is granted.

Section 5.  Maximum Amount Available for Awards

(a) The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 1,250,000 shares of Common Stock. In addition, no Employee may receive an Award of Options, Restricted Stock or other Award in any calendar year which combined would equal more than 25% of all shares issued for Awards in that same year. Also, no Employee may receive Awards that in aggregate equal more than 25% of all shares issued over the life of this Plan. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that (i) an Option or Stock Appreciation Right is settled for cash or expires or is terminated unexercised



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as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is cancelled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan. In the event that any Option or other Award granted hereunder is exercised through the delivery of shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be increased by the number of shares so surrendered, to the extent permissible under Rule 16b-3, as promulgated under the Act and as interpreted from time to time by the Securities and Exchange Commission or its staff.

(b) In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (2) the number and kind of shares subject of Stock Options and other Awards, and (3) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Option or other Award provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

Section 6.  Stock Options

(a)  Grant.

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonstatutory Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any implementing regulations.

(b)  Option Price.

The Committee shall establish the option price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(c)  Exercise.

(1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price has been received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender,



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is at least equal to such option price.

Section 7.  Stock Appreciation Rights

(a) The Committee may, with sole and complete authority, grant Stock Appreciation Rights ("SARs") in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, or be exercisable after the expiration of ten years from the date of grant and shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) An SAR shall entitle the Participant to receive from the Company the difference between the Fair Market Value of one share of Common Stock on the date of the exercise of the SAR and (i) in the case of a SAR identified with a share of stock subject to an option, the option price of such option, unless the Committee in the grant specifies a higher price or (ii) in the case of any SAR, the Fair Market Value of one share of Common Stock on the grant date. SARs that are not subject to an option and can only be exercised during limited periods of time in order to comply with certain Securities and Exchange Rules, the Committee may determine at its discretion, that the exercise of the SAR during such limited period, shall be deemed to occur on the day which the Fair Market Value of the Common Stock is the highest during the limited period. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine upon the exercise of a Stock Appreciation Right whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock, Stock Options, or a combination thereof.

(c) A Limited SAR related to an Option which can only be exercised during limited periods following a Change in Control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the Change in Control or paid during the thirty-day period immediately preceding the occurrence of the Change in Control in any transaction reported on the American Stock Exchange.

Section 8.  Performance Shares

(a) The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares and the number of such shares for each Performance Cycle, and to determine the duration of each Performance Cycle and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycle may differ from each other.

(b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(c) (1) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

(2) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (1), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock.



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Section 9.  Restricted Stock and Restricted Stock Units

(a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such awards. The Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding.

(b) Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or the Participant's legal representative. Payment for Restricted Stock Units shall be made to the Company in cash/or shares of Common Stock, as determined at the sole discretion of the Committee.

Section 10.  Other Stock Based Awards

(a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including
Section 11 (b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

(b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

(1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

(2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

(3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

(4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

(5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

(c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide



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the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

Section 11.  General Provisions

(a)  Withholding.

The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of incentive awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

(b)  Awards.

Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a Change in Control of the Company.

(c)  Nontransferability.

No Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

(d)  No Right to Employment.

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(e)  No Rights as Stockholder.

Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(f)  Construction of the Plan.

The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of Delaware.

(g)  Effective Date.

Subject to the approval of the stockholders of the Company, the Plan shall be effective on December 16, 1993. No Options or Awards may be granted under the Plan after December 15, 2003; however,



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all previous awards made that have not expired under their original terms at the time the Plan expires will remain outstanding.

(h)  Amendment of Plan.

The Board may suspend, terminate or amend the Plan at it's discretion. The Board will not be required to obtain stockholder approval of any amendment to the Plan except for increases in total shares under the Plan, or where such approval is necessary to assure the Plan's continued qualification under Rule 16b-3 of the Act, or compliance with the American Stock Exchange rules or the Code.

(i)  Amendment of Award.

The Committee may amend, modify or terminate any outstanding Award without the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, i) to change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable; (B) a Performance Share is deemed earned; (C) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

(j)  Change in Control

In order to preserve a Participant's rights under an Award in the event of a Change in Control of the Company, the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

(k)   Information Confidential

As partial consideration for the granting of each Option hereunder, the Award may, in the Committee's sole and absolute discretion, provide that the Participant shall agree with the Company that he will keep confidential all information and knowledge that he or she has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Participant, as a factor militating against the advisability of granting any such future Option to such individual.

(l)   Other Benefits

Participation in the Plan shall not preclude the Participant from eligibility in any other stock option plan of the Company or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Company or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.


(m)   Execution of Receipts and Releases

Any payment of cash or any issuance or transfer of shares of Stock to a Participant, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the



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extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Participant, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

(n)   Severability

If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

(o)   Notices

Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance herewith or, if by courier, 24 hours after it is sent, addressed as described in this Section, or, if by facsimile machine, the time mechanically recorded on the document by the facsimile process. The Company or a Participant may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Company and each Participant shall specify as its and his address for receiving notices the address set forth in the Agreement or Award pertaining to the shares to which such notice relates.

(p)   Waiver of Notice

Any person entitled to notice hereunder may waive such notice.

(q)   Successors

The Plan shall be binding upon each Participant, his legal representatives, heirs, legatees, and distributees, upon the Company, its successors, and assigns, and upon the Committee and its successors.

(r)   Headings

The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.